ROPES & GRAY LLP

1211 AVENUE OF THE AMERICAS NEW YORK, NY 10036-8704

WWW.ROPESGRAY.COM

April 26, 2021

Access VP High Yield Fund

Access One Trust

7501 Wisconsin Avenue, Suite 1000E

Bethesda, Maryland 20814

ProFund Access VP High Yield

ProFunds

7501 Wisconsin Avenue, Suite 1000E

Bethesda, Maryland 20814

Ladies and Gentlemen:

We have acted as counsel in connection with the Agreement and Plan of Reorganization (the "Agreement"), dated April 19, 2021, between Access One Trust, a Delaware statutory trust ("Old Trust"), on behalf of one of its series, Access VP High Yield Fund ("Existing Fund"), and ProFunds, a Delaware statutory trust ("New Trust"), on behalf of one of its series, ProFund Access VP High Yield ("New Fund", and together with Existing Fund, the "Funds"). The Agreement describes a proposed transaction (the "Reorganization") to occur as of the date of this letter, pursuant to which New Fund will acquire all of the assets of Existing Fund in exchange for shares of beneficial interest in New Fund and the assumption by New Fund of all of the liabilities of Existing Fund, following which Existing Fund will distribute the shares in New Fund to Existing Fund shareholders in liquidation and termination of Existing Fund. This opinion as to certain U.S. federal income tax consequences of the Reorganization is furnished to you pursuant to Section 5.6 of the Agreement. Capitalized terms not defined herein are used herein as defined in the Agreement.

Each of Existing Fund and New Fund serves as a funding vehicle for variable annuity contracts and variable life insurance contracts (each, a "Contract") offered by certain insurance companies. An insurance company establishes separate accounts that in turn purchase shares of Existing Fund or New Fund in order to fund the insurance company's obligations under Contracts that the insurance company has written. References herein to "shareholders" of Existing Fund or New Fund are to the separate accounts (and other permitted shareholders) that own shares in Existing Fund or New Fund.

Old Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Shares of Existing Fund are redeemable at net asset value at each shareholder's option. Existing Fund has elected to be a regulated

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April 26, 2021

investment company for federal income tax purposes under Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

New Trust is registered under the 1940 Act as an open-end management investment company. Shares of New Fund are redeemable at net asset value at each shareholder's option.

For purposes of this opinion, we have considered the Agreement and such other items as we have deemed necessary to render this opinion. In addition, each of Existing Fund and New Fund has provided us with a letter dated as of the date hereof (collectively, the "Representation Letters") representing as to certain facts, occurrences and information upon which each of Existing Fund and New Fund has indicated that we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above).

In reviewing the foregoing materials, we have assumed, with your permission, the authenticity of original documents, the accuracy of copies, the genuineness of signatures, the legal capacity of signatories, and the proper execution of documents. We have further assumed that (i) all parties to the Agreement and any other documents examined by us have acted, and will act, in accordance with the terms of such Agreement and documents, and that the Reorganization will be consummated pursuant to the terms and conditions set forth in the Agreement without the waiver or modification of any such terms and conditions; and (ii) all representations contained in the Agreement, as well as those representations contained in the Representation Letters, are true and complete.

Based on and subject to the foregoing and subject to the final paragraph hereof, we are of the opinion that, for U.S. federal income tax purposes:

(i)The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and New Fund and Existing Fund each will be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

(ii)Under Sections 361 and 357 of the Code, Existing Fund will not recognize gain or loss upon the transfer of all its assets to New Fund in exchange for New Fund shares and the assumption by New Fund of all the liabilities of Existing Fund, or upon the distribution of New Fund shares by Existing Fund to its shareholders in liquidation.

(iii)Under Section 1032 of the Code, New Fund will not recognize gain or loss upon receipt of the assets of Existing Fund in exchange for New Fund shares and the assumption by New Fund of all the liabilities of Existing Fund.

(iv)Under Section 362(b) of the Code, New Fund's tax basis in the assets of Existing Fund transferred to New Fund in the Reorganization will be the same as Existing Fund's tax basis immediately prior to the transfer.

(v)Under Section 1223(2) of the Code, the holding period in the hands of New Fund of each Existing Fund asset transferred to New Fund in the Reorganization will include

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April 26, 2021

the period during which such asset was held or treated for federal income tax purposes as held by Existing Fund.

(vi)Under Section 354 of the Code, Existing Fund shareholders will not recognize gain or loss upon the exchange of their Existing Fund shares for New Fund shares in the Reorganization.

(vii)Under Section 358 of the Code, the aggregate tax basis of New Fund shares an Existing Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Existing Fund shares exchanged therefor.

(viii)Under Section 1223(1) of the Code, an Existing Fund shareholder's holding period for the New Fund shares received in the Reorganization will be determined by including the period during which such shareholder held or is treated for federal income tax purposes as having held the Existing Fund shares exchanged therefor, provided that the shareholder held those Existing Fund shares as capital assets.

(ix)New Fund will succeed to and take into account the items of Existing Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Section 381, 382, 383 and 384 of the Code and the Regulations thereunder.

[Remainder of page intentionally left blank.]

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DocuSign Envelope ID: EAD539CD-03CD-47AD-BF5F-1AA1A2948E7D

April 26, 2021

No ruling has been or will be obtained from the IRS as to the subject matter of this opinion and there can be no assurance that the IRS or a court of law will concur with the opinion set forth above. Our opinion is based on the Code, Treasury Regulations, IRS rulings, judicial decisions, and other applicable authority, all as in effect on the date of this opinion. The legal authorities on which this opinion is based may be changed at any time. Any such changes may be retroactively applied and could modify the opinions expressed above.

Very truly yours,

Ropes & Gray LLP

4

ROPES & GRAY LLP

1211 AVENUE OF THE AMERICAS NEW YORK, NY 10036-8704

WWW.ROPESGRAY.COM

April 26, 2021

Access Flex Bear High Yield Fund

Access One Trust

7501 Wisconsin Avenue, Suite 1000E

Bethesda, Maryland 20814

Access Flex Bear High Yield ProFund

ProFunds

7501 Wisconsin Avenue, Suite 1000E

Bethesda, Maryland 20814

Ladies and Gentlemen:

We have acted as counsel in connection with the Agreement and Plan of Reorganization (the "Agreement"), dated April 19, 2021, between Access One Trust, a Delaware statutory trust ("Old Trust"), on behalf of one of its series, Access Flex Bear High Yield Fund ("Existing Fund"), and ProFunds, a Delaware statutory trust ("New Trust"), on behalf of one of its series, Access Flex Bear High Yield ProFund ("New Fund", and together with Existing Fund, the "Funds"). The Agreement describes a proposed transaction (the "Reorganization") to occur as of the date of this letter, pursuant to which New Fund will acquire all of the assets of Existing Fund in exchange for shares of beneficial interest in New Fund and the assumption by New Fund of all of the liabilities of Existing Fund, following which Existing Fund will distribute the shares in New Fund to Existing Fund shareholders in liquidation and termination of Existing Fund. This opinion as to certain U.S. federal income tax consequences of the Reorganization is furnished to you pursuant to Section 5.6 of the Agreement. Capitalized terms not defined herein are used herein as defined in the Agreement.

Old Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Shares of Existing Fund are redeemable at net asset value at each shareholder's option. Existing Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

New Trust is registered under the 1940 Act as an open-end management investment company. Shares of New Fund are redeemable at net asset value at each shareholder's option.

For purposes of this opinion, we have considered the Agreement and such other items as we have deemed necessary to render this opinion. In addition, each of Existing Fund and New Fund has provided us with a letter dated as of the date hereof (collectively, the "Representation

96019395_2

April 26, 2021

Letters") representing as to certain facts, occurrences and information upon which each of Existing Fund and New Fund has indicated that we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above).

In reviewing the foregoing materials, we have assumed, with your permission, the authenticity of original documents, the accuracy of copies, the genuineness of signatures, the legal capacity of signatories, and the proper execution of documents. We have further assumed that (i) all parties to the Agreement and any other documents examined by us have acted, and will act, in accordance with the terms of such Agreement and documents, and that the Reorganization will be consummated pursuant to the terms and conditions set forth in the Agreement without the waiver or modification of any such terms and conditions; and (ii) all representations contained in the Agreement, as well as those representations contained in the Representation Letters, are true and complete.

Based on and subject to the foregoing and subject to the final paragraph hereof, we are of the opinion that, for U.S. federal income tax purposes:

(i)The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and New Fund and Existing Fund each will be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

(ii)Under Sections 361 and 357 of the Code, Existing Fund will not recognize gain or loss upon the transfer of all its assets to New Fund in exchange for New Fund shares and the assumption by New Fund of all the liabilities of Existing Fund, or upon the distribution of New Fund shares by Existing Fund to its shareholders in liquidation.

(iii)Under Section 1032 of the Code, New Fund will not recognize gain or loss upon receipt of the assets of Existing Fund in exchange for New Fund shares and the assumption by New Fund of all the liabilities of Existing Fund.

(iv)Under Section 362(b) of the Code, New Fund's tax basis in the assets of Existing Fund transferred to New Fund in the Reorganization will be the same as Existing Fund's tax basis immediately prior to the transfer.

(v)Under Section 1223(2) of the Code, the holding period in the hands of New Fund of each Existing Fund asset transferred to New Fund in the Reorganization will include the period during which such asset was held or treated for federal income tax purposes as held by Existing Fund.

(vi)Under Section 354 of the Code, Existing Fund shareholders will not recognize gain or loss upon the exchange of their Existing Fund shares for New Fund shares in the Reorganization.

(vii)Under Section 358 of the Code, the aggregate tax basis of New Fund shares an Existing Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Existing Fund shares exchanged therefor.

April 26, 2021

(viii)Under Section 1223(1) of the Code, an Existing Fund shareholder's holding period for the New Fund shares received in the Reorganization will be determined by including the period during which such shareholder held or is treated for federal income tax purposes as having held the Existing Fund shares exchanged therefor, provided that the shareholder held those Existing Fund shares as capital assets.

(ix)New Fund will succeed to and take into account the items of Existing Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Section 381, 382, 383 and 384 of the Code and the Regulations thereunder.

[Remainder of page intentionally left blank.]

DocuSign Envelope ID: EAD539CD-03CD-47AD-BF5F-1AA1A2948E7D

April 26, 2021

No ruling has been or will be obtained from the IRS as to the subject matter of this opinion and there can be no assurance that the IRS or a court of law will concur with the opinion set forth above. Our opinion is based on the Code, Treasury Regulations, IRS rulings, judicial decisions, and other applicable authority, all as in effect on the date of this opinion. The legal authorities on which this opinion is based may be changed at any time. Any such changes may be retroactively applied and could modify the opinions expressed above.

Very truly yours,

Ropes & Gray LLP

ROPES & GRAY LLP

1211 AVENUE OF THE AMERICAS NEW YORK, NY 10036-8704

WWW.ROPESGRAY.COM

April 26, 2021

Access Flex High Yield Fund

Access One Trust

7501 Wisconsin Avenue, Suite 1000E

Bethesda, Maryland 20814

Access Flex High Yield ProFund

ProFunds

7501 Wisconsin Avenue, Suite 1000E

Bethesda, Maryland 20814

Ladies and Gentlemen:

We have acted as counsel in connection with the Agreement and Plan of Reorganization (the "Agreement"), dated April 19, 2021, between Access One Trust, a Delaware statutory trust ("Old Trust"), on behalf of one of its series, Access Flex High Yield Fund ("Existing Fund"), and ProFunds, a Delaware statutory trust ("New Trust"), on behalf of one of its series, Access Flex High Yield ProFund ("New Fund", and together with Existing Fund, the "Funds"). The Agreement describes a proposed transaction (the "Reorganization") to occur as of the date of this letter, pursuant to which New Fund will acquire all of the assets of Existing Fund in exchange for shares of beneficial interest in New Fund and the assumption by New Fund of all of the liabilities of Existing Fund, following which Existing Fund will distribute the shares in New Fund to Existing Fund shareholders in liquidation and termination of Existing Fund. This opinion as to certain U.S. federal income tax consequences of the Reorganization is furnished to you pursuant to Section 5.6 of the Agreement. Capitalized terms not defined herein are used herein as defined in the Agreement.

Old Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Shares of Existing Fund are redeemable at net asset value at each shareholder's option. Existing Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

New Trust is registered under the 1940 Act as an open-end management investment company. Shares of New Fund are redeemable at net asset value at each shareholder's option.

For purposes of this opinion, we have considered the Agreement and such other items as we have deemed necessary to render this opinion. In addition, each of Existing Fund and New Fund has provided us with a letter dated as of the date hereof (collectively, the "Representation

96019565_4

April 26, 2021

Letters") representing as to certain facts, occurrences and information upon which each of Existing Fund and New Fund has indicated that we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above).

In reviewing the foregoing materials, we have assumed, with your permission, the authenticity of original documents, the accuracy of copies, the genuineness of signatures, the legal capacity of signatories, and the proper execution of documents. We have further assumed that (i) all parties to the Agreement and any other documents examined by us have acted, and will act, in accordance with the terms of such Agreement and documents, and that the Reorganization will be consummated pursuant to the terms and conditions set forth in the Agreement without the waiver or modification of any such terms and conditions; and (ii) all representations contained in the Agreement, as well as those representations contained in the Representation Letters, are true and complete.

Based on and subject to the foregoing and subject to the final paragraph hereof, we are of the opinion that, for U.S. federal income tax purposes:

(i)The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and New Fund and Existing Fund each will be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

(ii)Under Sections 361 and 357 of the Code, Existing Fund will not recognize gain or loss upon the transfer of all its assets to New Fund in exchange for New Fund shares and the assumption by New Fund of all the liabilities of Existing Fund, or upon the distribution of New Fund shares by Existing Fund to its shareholders in liquidation.

(iii)Under Section 1032 of the Code, New Fund will not recognize gain or loss upon receipt of the assets of Existing Fund in exchange for New Fund shares and the assumption by New Fund of all the liabilities of Existing Fund.

(iv)Under Section 362(b) of the Code, New Fund's tax basis in the assets of Existing Fund transferred to New Fund in the Reorganization will be the same as Existing Fund's tax basis immediately prior to the transfer.

(v)Under Section 1223(2) of the Code, the holding period in the hands of New Fund of each Existing Fund asset transferred to New Fund in the Reorganization will include the period during which such asset was held or treated for federal income tax purposes as held by Existing Fund.

(vi)Under Section 354 of the Code, Existing Fund shareholders will not recognize gain or loss upon the exchange of their Existing Fund shares for New Fund shares in the Reorganization.

(vii)Under Section 358 of the Code, the aggregate tax basis of New Fund shares an Existing Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Existing Fund shares exchanged therefor.

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April 26, 2021

(viii)Under Section 1223(1) of the Code, an Existing Fund shareholder's holding period for the New Fund shares received in the Reorganization will be determined by including the period during which such shareholder held or is treated for federal income tax purposes as having held the Existing Fund shares exchanged therefor, provided that the shareholder held those Existing Fund shares as capital assets.

(ix)New Fund will succeed to and take into account the items of Existing Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Section 381, 382, 383 and 384 of the Code and the Regulations thereunder.

[Remainder of page intentionally left blank.]

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DocuSign Envelope ID: EAD539CD-03CD-47AD-BF5F-1AA1A2948E7D

April 26, 2021

No ruling has been or will be obtained from the IRS as to the subject matter of this opinion and there can be no assurance that the IRS or a court of law will concur with the opinion set forth above. Our opinion is based on the Code, Treasury Regulations, IRS rulings, judicial decisions, and other applicable authority, all as in effect on the date of this opinion. The legal authorities on which this opinion is based may be changed at any time. Any such changes may be retroactively applied and could modify the opinions expressed above.

Very truly yours,

Ropes & Gray LLP

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